                                                                   EXHIBIT 10.17


                                                                     EXHIBIT A-1


                              FORM OF CLASS A NOTE

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF THIS NOTE SHALL BE MADE UNLESS THAT TRANSFER IS MADE IN A TRANSACTION WHICH DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN THE EVENT THAT A TRANSFER IS TO BE MADE, THE PROSPECTIVE TRANSFEREE OF THE HOLDER HEREOF SHALL DELIVER TO THE INDENTURE TRUSTEE (I) AN INVESTMENT LETTER SUBSTANTIALLY IN THE FORM SET FORTH IN AN EXHIBIT TO THE INDENTURE OR (II) AN OPINION OF COUNSEL THAT THE TRANSFER IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT (WHICH OPINION SHALL NOT BE AT THE EXPENSE OF THE ISSUER, THE INDENTURE TRUSTEE, THE SERVICER OR THE TRUST ESTATE). NEITHER THE ISSUER NOR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER OR QUALIFY THE NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAW. THE PURCHASER OF THIS NOTE AGREES THAT IT WILL, AND EACH SUBSEQUENT TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

No. __                                                            $ ____________

CUSIP NO. [__________]

                               MFI FINANCE CORP. I
          [___]% CONTRACT-BACKED NOTE, CLASS A, SERIES [_________]

THE FULL AND COMPLETE PAYMENT OF FINAL PRINCIPAL OF, AND INTEREST ON, THIS NOTE
   IS UNCONDITIONALLY AND IRREVOCABLY INSURED AT THE TIMES SPECIFIED IN, AND SUBJECT TO THE TERMS OF, A FINANCIAL GUARANTY INSURANCE POLICY ISSUED BY AMBAC
                             ASSURANCE CORPORATION.

                Registered Owner: __________________________

DELIVERY DATE: [___________]               STATED MATURITY DATE: [_____________]

        MFI Finance Corp. I, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner, or its registered assigns, the principal sum of ___________________________DOLLARS ($_____________) in monthly installments beginning on [___________], and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on


                                     A-1-1
this Note) on the sixteenth day of each calendar month or, if such sixteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the Delivery Date set forth above through [___________], and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the rate of [___]% per annum (calculated on the basis of [________________]).

        The principal of this Note shall be payable in installments ending no later than the Stated Maturity Date hereof unless this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Note. Each installment of principal payable on this Note shall be in an amount equal to this Noteholder's pro-rata share of the Class A Principal Distribution Amount and the Additional Principal Amount, if any, available to be paid to Noteholders of this Series in accordance with the priorities of Sections 12.02(d) and 6.08 of the Indenture. The principal payable on this Note shall be paid on each Payment Date beginning on the Initial Payment Date and ending on the applicable Final Payment Date. All payments of principal with respect to all of the Class A Notes of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class A Note bears to the Outstanding Principal Amount of all Class A Notes of such Series; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

        The principal and interest on this Note are payable by wire transfer in accordance with the terms of the Indenture.

        This Note is one of a duly authorized issue of Notes of the Issuer designated as its [___]% Contract-Backed Notes, Class A, Series [________], due [_______________] (herein called the "Notes") issued and to be issued under the Amended and Restated Indenture, dated as of September 1, 2001, and the Supplement to Indenture, Contract-Backed Notes, Class A, Series [________] (together, the "Indenture"), among the Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

        The property of the Trust Estate includes certain Contract Assets and certain other assets described in the Indenture. The Series [_________] Class A Notes and all other Series of Class A Notes are payable out of the Trust Estate pari passu among Holders of the Class A Notes equally and ratably without prejudice, priority or distinction between any Class A Note by reason of time of issue or otherwise. The Indenture pursuant to which this Class A Note is issued also provides for the issuance of the Issuer's Contract-Backed Notes, Class B (the "Subordinate Notes"). Payments of interest on and principal of any Subordinate Note are subordinated to the payment of interest on and principal of the Class A Notes.

        Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of


                                     A-1-2
the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer, and in the absence of the exercise thereof, by the Note Insurer in whole but not in part at any time after the Outstanding Principal Amount of the Notes declines below 10% of the Outstanding Principal Amount as of the Closing Date at the applicable Redemption Price plus any fees due under the Indenture. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes with the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

        Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Trustee, the Back-up Servicer, the Servicer and the Note Insurer without the consent of the Holders of the Notes. The Indenture also contains provisions permitting the Note Insurer, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

        This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note, but solely from the assets of the Trust Estate pledged to the Indenture Trustee under the Indenture and the Note Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed.


                                     A-1-3

                             STATEMENT OF INSURANCE

OBLIGATIONS:   $[__________] (aggregate)        POLICY NUMBER: [_______________]
               MFI Finance Corp. I
               [___________]% Contract-Backed Notes, Class A, Series [_____]

        The Note Insurer, in consideration of the payment of the premium and subject to the terms of a Note Insurance Policy to be issued by the Note Insurer to the Indenture Trustee for the benefit of the holders of the Series [________] Notes (the "Note Insurance Policy"), will unconditionally and irrevocably agree, for the benefit of the Holders (as defined below) that an amount equal to each Insured Amount and Preference Amount (each as defined below) will be paid by the
Note Insurer to (i) in the case of an Insured Amount, the Indenture Trustee, as trustee for the Holders, on behalf of the Holders, or (ii) in the case of a Preference Amount, the receiver, conservator, debtor-in-possession or trustee in bankruptcy, or the Indenture Trustee, as set forth below, in each case after a claim by the Indenture Trustee for such Insured Payment is made to the Note Insurer pursuant to a Notice (as defined below). The Note Insurer's obligations under the Note Insurance Policy with respect to a particular Insured Amount or Preference Amount shall be discharged to the extent funds equal to the applicable Insured Amount or Preference Amount, as the case may be, are received by the Indenture Trustee or, in the case of a Preference Amount, such other entity described below, whether or not such funds are properly applied by the Indenture Trustee or such other entity. Insured Payments shall be made only at the time set forth in the Note Insurance Policy and no accelerated Insured Payments shall be made regardless of any acceleration or early redemption of the Series [__________] Notes, unless such acceleration is at the sole option of the
Note Insurer.

        The Note Insurance Policy does not cover (i) premiums, if any, payable in respect of the Series [________] Notes, (ii) shortfalls, if any, attributable to any payment of withholding taxes (including penalties and interest in respect of any such liability) or (iii) any risk other than nonpayment, including the failure of the Indenture Trustee to make any disbursements of available funds required under the Indenture to the Holders of the Series [_________] Notes.

        The Note Insurer will pay any Insured Amount (other than Preference Amounts) payable under the Note Insurance Policy no later than 12:00 noon, New York City time, on the second Business Day following receipt in New York, New York on a Business Day by the Note Insurer of a Notice; provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Note Insurer is not in proper form or is otherwise insufficient for the purpose of making a claim under the Note Insurance Policy, it shall be deemed not to have been received by the Note Insurer for purposes of this paragraph, and the Note Insurer shall promptly so advise the Indenture Trustee in writing and the Indenture Trustee may resubmit an amended or corrected Notice. If such an amended or corrected Notice is in proper form and is otherwise sufficient for the purpose of making a claim under the Note Insurance Policy, it shall be deemed to have been timely received on the Business Day of such resubmission subject to the proviso above.

        The Note Insurer will pay any Preference Amount, to or on behalf of a Holder as provided below, on the later of (x) in the case of principal payments only the Principal Draw Date and (y) the third Business Day following receipt on a Business Day by the Note Insurer of: (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in the applicable Insolvency Proceeding to the effect that such Holder is required to return such Preference Amount paid during the term of the Note Insurance Policy because


                                     A-1-4
the payments of such amounts were avoided as a preferential transfer or otherwise rescinded or required to be restored by such Holder (the "Order");
(ii) an assignment in such form as is reasonably required by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of such Holder relating to or arising under the Indenture or otherwise with respect to such Preference Amount; (iii) appropriate instruments to effect the appointment of the Note Insurer as agent for such Holder in any legal proceeding related to such Preference Amount, such instruments being in a form satisfactory to the
Note Insurer; and (iv) a Notice appropriately completed and executed by the Indenture Trustee; provided that if such documents are received by the Note Insurer after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Indenture Trustee or any Holder directly, unless the Indenture Trustee or such Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Note Insurer will pay the Indenture Trustee, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Note Insurer and (b) evidence satisfactory to the Note Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

        The Note Insurance Policy is noncancellable. The premium on the Note Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Series [________] Notes.

        Insured Payments payable under the Note Insurance Policy unless otherwise stated therein will be disbursed by the Note Insurer by wire transfer of immediately available funds in the amount of the Insured Amount or Preference Amount, as applicable, less, in the case of Preference Amounts, any amount held by the Indenture Trustee for the payment of such Preference Amount and legally available therefor.

        Solely the Indenture Trustee on behalf of the Holders shall have the right to make a claim for an Insured Payment under the Note Insurance Policy.

        Subject to the terms of the Indenture, the Note Insurer shall be subrogated to the rights of each Holder to receive payments under the Series [__________] Notes to the extent of any payment by the Note Insurer under the
Note Insurance Policy.

        As used in the Note Insurance Policy, the following terms shall have the following meanings:

                "Holder" means each holder of a Series [________] Note (other than the Issuer or any other obligor upon the Series [_________] Notes or any affiliate of the Issuer or such other obligor) who, on the applicable Payment Date, is entitled under the terms of the applicable Series [_________] Note, to payment thereunder.


                "Insolvency Proceeding" means, with respect to any entity, the commencement of any bankruptcy, insolvency, readjustment of debt, reorganization, marshaling of assets and liabilities or similar proceeding by or against such entity, or the commencement, after the date of the Note Insurance Policy, of any proceeding by or against such entity for the winding up or liquidation of its affairs, or the consent after the date of the Note Insurance Policy to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshaling of assets and liabilities or similar proceeding relating to such entity.


                                     A-1-5

                "Insured Amounts" means (i) with respect to any Payment Date, the Interest Deficiency Draw Amount (as defined in the Indenture) with respect to the Series [__________] Notes for such Payment Date and (ii) with respect to the Stated Maturity Date for this series, the Note Principal Balance Deficiency (as defined in the Indenture), not to exceed $[___________], with respect to the Series [_________] Notes on the [_________] Stated Maturity Date plus any Interest Deficiency Draw Amount with respect to the [__________] Notes on such date.

                "Insured Payments" means (i) with respect to any Payment Date, the aggregate amount actually paid by the Note Insurer to the Indenture Trustee in respect of Insured Amounts for such Payment Date and (ii) Preference Amounts for any given Business Day.

                "Notice" means the telephonic or telegraphic notice (promptly confirmed in writing by telecopy) substantially in the form of Exhibit A or B, as applicable, to the Note Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the amount of any Insured Payment that shall be due and owing. Such Notice shall be deemed received upon telephonic confirmation to the Indenture Trustee by the Note Insurer of the receipt of the telecopy.

                "Preference Amount" means any payment of principal of or interest on a Series [_________] Note that has become due and payable pursuant to the terms of the Indenture, that was made to a Holder by or on behalf of the Issuer (including any such payment by the Indenture Trustee or any payment agent) and that has been deemed a preferential transfer and recoverable, or theretofore recovered, from such Holder pursuant to an Order.

                "Principal Draw Date" means, with respect to the Series [_______] Notes, the Stated Maturity Date.

        Capitalized terms used in the Note Insurance Policy and not otherwise defined therein will have the respective meanings set forth in the Indenture as of the date of the execution of the Note Insurance Policy, without giving effect to any subsequent amendment or modification to the Indenture unless such amendment or modification has been approved in writing by the Note Insurer.

        No waiver of any rights of the Note Insurer, the Holders or the Indenture Trustee or consent of any of them shall be valid unless signed by an authorized officer or agent thereof.

        The Note Insurance Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        THE INSURANCE PROVIDED BY THE NOTE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                    ********


                                     A-1-6

                                     A-1-7

        IN WITNESS WHEREOF, MFI Finance Corp. I has caused this instrument to be signed, manually, by its Treasurer.

                                                By:
                                                   -----------------------------
                                                     Treasurer


                                     A-1-8

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Notes described in the within-mentioned Indenture.

Dated:[______________]

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:
   -------------------------------------
          Authorized Signatory


                                     A-1-9

                                                                     EXHIBIT A-2

                              FORM OF CLASS B NOTE

THE RIGHTS OF THE HOLDER OF THIS NOTE TO RECEIVE PAYMENTS OF INTEREST, PRINCIPAL AND ANY OTHER AMOUNTS ON EACH PAYMENT DATE ARE SUBORDINATED TO THE PAYMENT OF PRINCIPAL AND INTEREST ON ALL OUTSTANDING CLASS A NOTES AND TO THE PAYMENT OF CERTAIN OTHER EXPENSES.

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF THIS NOTE SHALL BE MADE UNLESS THAT TRANSFER IS MADE IN A TRANSACTION WHICH DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN THE EVENT THAT A TRANSFER IS TO BE MADE, THE PROSPECTIVE TRANSFEREE OF THE HOLDER HEREOF SHALL DELIVER TO THE INDENTURE TRUSTEE (I) AN INVESTMENT LETTER SUBSTANTIALLY IN THE FORM SET FORTH IN AN EXHIBIT TO THE INDENTURE OR (II) AN OPINION OF COUNSEL THAT THE TRANSFER IS EXEMPT FROM SUCH REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT (WHICH OPINION SHALL NOT BE AT THE EXPENSE OF THE ISSUER, THE INDENTURE TRUSTEE, THE SERVICER OR THE TRUST ESTATE). NEITHER THE ISSUER NOR THE INDENTURE TRUSTEE IS OBLIGATED TO REGISTER OR QUALIFY THE NOTES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAW. THE PURCHASER OF THIS NOTE AGREES THAT IT WILL, AND EACH SUBSEQUENT TRANSFEREE IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

No. __                                                            $_____________

CUSIP NO. [____________]

                               MFI FINANCE CORP. I
              [___]% CONTRACT-BACKED NOTE, CLASS B, SERIES [______]

                Registered Owner: ______________________________

DELIVERY DATE: [_________]                     STATED MATURITY DATE:[__________]

        MFI Finance Corp. I, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to the Registered Owner, or its registered assigns, the principal sum of ______________________ DOLLARS ($_____________) in monthly installments beginning on


                                     A-2-1

[____________], and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the sixteenth day of each calendar month or, if such sixteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including the Delivery Date set forth above through [___________], and thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the rate of [ ]% per annum (calculated on the basis of [______________]).

        The principal of this Note shall be payable in installments ending no later than the Stated Maturity Date hereof unless this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Note. Each installment of principal payable on this Note shall be in an amount equal to this Noteholder's pro-rata share of the Class B Principal Distribution Amount available to be paid to Noteholders of this Series in accordance with the priorities of Sections 12.02(d) and 6.08 of the Indenture. The principal payable on this Note shall be paid on each Payment Date beginning on the Initial Payment Date and ending on the applicable Final Payment Date. All payments of principal with respect to all of the Class B Notes of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class B Note bears to the Outstanding Principal Amount of all Class B Notes of such Series; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

        The principal and interest on this Note are payable by wire transfer in accordance with the terms of the Indenture.

        This Note is one of a duly authorized issue of Notes of the Issuer designated as its [___]% Contract-Backed Notes, Class B, Series [_________], due [____________] (herein called the "Notes") issued and to be issued under the Amended and Restated Indenture, dated as of September 1, 2001, and the Supplement to Indenture, Contract-Backed Notes, Class B, Series [___________] (together, the "Indenture"), among the Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture, and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Each capitalized term used and not otherwise defined herein has the meaning assigned thereto in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

        The property of the Trust Estate includes certain Contract Assets and certain other assets described in the Indenture. The Series [_________] Class B Notes and all other Series of Class B Notes are payable out of the Trust Estate pari passu among such Class B Noteholders equally and ratably without prejudice, priority or distinction between any Class B Note by reason of time of issue or otherwise. The Indenture pursuant to which this Class B Note is issued also provides for the issuance of the Issuer's Contract-Backed Notes, Class A (the "Class A Notes"). Payments of interest on and principal of any Class B Note are subordinated to the payment of interest on and principal of the Class A Notes and to the payment of certain fees and expenses.


                                     A-2-2

        Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer in whole but not in part at any time after the Outstanding Principal Amount of the Notes declines below 10% of the Outstanding Principal Amount as of the Closing Date at the applicable Redemption Price plus any fees due under the Indenture. Notwithstanding the foregoing, no Class B Notes shall be redeemed while any Class A Notes remain outstanding without the consent of the Controlling Party. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes with the same Stated Maturity Date of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

        Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Trustee, the Back-up Servicer, the Servicer and the Note Insurer without the consent of the Holders of the Notes. The Indenture also contains provisions permitting the Note Insurer, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

        This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note, but solely from the assets of the Trust Estate pledged to the Indenture Trustee under the Indenture at the times, place and rate, and in the coin or currency, herein prescribed.


                                     A-2-3

        IN WITNESS WHEREOF, MFI Finance Corp. I has caused this instrument to be signed, manually, by its Treasurer.


                                                By:
                                                   -----------------------------
                                                      Treasurer


                                     A-2-4

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Notes described in the within-mentioned Indenture.

Dated:[______________]

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:
   ------------------------------------
         Authorized Signatory




                                     A-2-5

                                                                   EXHIBIT B-1

                         FORM OF SUPPLEMENT TO INDENTURE
                   CONTRACT-BACKED NOTES, CLASS A, SERIES [ ]

        This SUPPLEMENT TO INDENTURE, dated as of ______________ (this "Supplement"), is among MFI Finance Corp. I, a Massachusetts corporation, as Issuer (the "Issuer"), MicroFinancial Incorporated, a Massachusetts corporation, as Servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

        This Supplement incorporates by reference all of the provisions (including all defined terms) of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of March 1, 2000 (as amended by the First Amendment to Servicing Agreement, dated as of September 1, 2001, the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of
March 1, 2000 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the originator (the "Company").

        The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's __% Contract-Backed Notes, Class A, Series ________ (the "Series _______ Notes"), in an aggregate principal amount of $________________, issuable as provided in the Indenture. Pursuant to Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series _______ Notes.

Section 1.  Supplemental Definitions.

        "Accrual Date" means, with respect to the Series ________ Notes,
________________.

        "Back-up Servicer Fee" means, with respect to the Series _______ Notes on each Payment Date, [the greater of $___________ and] the product of (a) one-twelfth of the Back-up Servicer Fee Rate and (b) the Outstanding Principal Amount of the Series Notes, and with respect to the Initial Payment Date, $_________.

        "Back-up Servicer Fee Rate" means, with respect to the Series ________ Notes, ________% per annum.

        "Cash Collateral Account Factor" means, with respect to the Series ________ Notes, which is the sum of (i) one and (ii) the decimal equivalent of a fraction, the numerator of which is the Discount Rate and the denominator of which is twelve.

        "Class A Note Interest Rate" means, with respect to the Series _______ Notes, _______%.

        "Collateralization Percentage" means, with respect to the Series ______ Notes, ______%.

        "Cut-off Date" means, with respect to the Series _______ Notes,
_______________________.

        "Delivery Date" means, with respect to the Series _______ Notes,
_______________________.

                                      B-1-1

        "Discount Rate" means ________%.

        "Floor Percentage" means, with respect to the Series ______ Notes, ______%.

        "Initial Cash Collateral Account Deposit" means, with respect to the Series ______ Notes, $___________.

        "Initial Payment Date" means, with respect to the Series ______ Notes,
________________.

        "Interest Calculation Convention" means, with respect to the Series ______ Notes, ______.

        "Note Insurer Premium" means, with respect to the Initial Payment Date of the Series ______ Notes, $__________.

        "Note Insurer Premium Rate" means, with respect to the Series ______ Notes, ______% per annum.

        Note Purchase Agreement" means with respect to the Series ______ Notes, the Purchase Agreement dated ______, among the Issuer, the Company, the Servicer, and the purchasers named therein.

        "Placement Agent" means, with respect to the Series ______ Notes, Rothschild Inc.

        "Private Placement Memorandum Date" means, with respect to the Series ______ Notes, ____________ .

        "Stated Maturity Date" means, with respect to the Series ______ Notes,
_____________.

        "Targeted Balance/Targeted Principal Distribution Amount" means, with respect to the Series ______ Notes, ____________.

        "Transaction Documents Date" means, with respect to (i) any of the Transaction Documents related to the Series ______ Notes, as of ______ , and
(ii) the Private Placement Memorandum, _____________ .

        "Trustee Fee" means, with respect to the Series _______ Notes, on each Payment Date, [the greater of $ ____________ and] the product of (a) one-twelfth of the Trustee Fee Rate and (b) the Outstanding Principal Amount of the Series Notes, and with respect to the Initial Payment Date, $____________.

        "Trustee Fee Rate" means, with respect to the Series ______ Notes, ______% per annum.

SECTION 2.     REQUIRED PROVISIONS.

        (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "Contract-Backed Notes, Class A, Series ______."

        (b) The maximum aggregate principal amount of Series ______ Notes that may be issued is $______________.

                                      B-1-2

        (c)    The Note Insurance Policy is number is ______.

        (d) There are no additional Trigger Events applicable to the Series ______ Notes.

SECTION 3.     ADDITIONAL PROVISIONS.

        [insert, if any]

SECTION 4.     MISCELLANEOUS.

        (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.

        (b) This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

        (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.

                                      B-1-3

      IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                            MFI FINANCE CORP. I, as Issuer

                                            By:
                                               -------------------------------
                                                Name:
                                                Title:

                                            MICROFINANCIAL INCORPORATED, as
                                            Servicer

                                            By:
                                               -------------------------------
                                                Name:
                                                Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Indenture
                                            Trustee

                                            By:
                                               -------------------------------
                                                Name:
                                                Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Back-up
                                            Servicer

                                            By:
                                               -------------------------------
                                                Name:
                                                Title:

Acknowledged and Agreed to:

AMBAC ASSURANCE CORPORATION

By:
   -------------------------------
    Name:
    Title:

                                      B-1-4

                                      B-1-5

                                   SCHEDULE A

                                CONTRACT SCHEDULE
                               SERIES _____ NOTES

                                   SCHEDULE B

                           TARGETED BALANCE SCHEDULE
                               SERIES _____ NOTES










                                      B-1-6

                                                                 EXHIBIT B-2

                         FORM OF SUPPLEMENT TO INDENTURE
                   CONTRACT-BACKED NOTES, CLASS B, SERIES [ ]

        This SUPPLEMENT TO INDENTURE, dated as of ______________________ (this "Supplement"), is among MFI Finance Corp. I, a Massachusetts corporation, as Issuer (the "Issuer"), MicroFinancial Incorporated, a Massachusetts corporation, as Servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

        This Supplement incorporates by reference all of the provisions (including all defined terms) of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of March 1, 2000 (as amended by the First Amendment to Servicing Agreement, dated as of September 1, 2001, the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of March 1, 2000 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the originator (the "Company").

        The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's __% Contract-Backed Notes, Class B, Series ___________ (the "Series __________ Notes"), in an aggregate principal amount of $__________________, issuable as provided in the Indenture. Pursuant to Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series ________ Notes.

SECTION 1.  SUPPLEMENTAL DEFINITIONS.

        "Accrual Date" means, with respect to the Series ___________ Notes,
___________ .

        "Class B Note Interest Rate" means, with respect to the Series _________ Notes, _____%.

        "Delivery Date" means, with respect to the Series ______ Notes,
_________ .

        "Initial Payment Date" means, with respect to the Series _____ Notes,
_____________ .

        "Interest Calculation Convention" means, with respect to the Series __________ Notes, ______________ .

        "Note Purchase Agreement" means, with respect to the Series ____ Notes,
__________ .

        "Placement Agent" means, with respect to the Series ___________ Notes, Rothschild Inc.

        "Private Placement Memorandum Date" means, with respect to the Series _____ Notes, _____________ .

        "Stated Maturity Date" means, with respect to the Series ____ Notes,
_____________.

                                      B-2-1

      "Transaction Documents Date" means, with respect to (i) any of the Transaction Documents related to the Series ____ Notes, as of ____________ , and
(ii) the Private Placement Memorandum, _____________ .

SECTION 2.     REQUIRED PROVISIONS.

        (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "Contract-Backed Notes, Class B, Series _____."

        (b) The maximum aggregate principal amount of Series _____ Notes that may be issued is $ _____________.

        (c) There are no additional Trigger Events applicable to the Series _____ Notes.

SECTION 3.     ADDITIONAL PROVISIONS.

      [insert, if any]

SECTION 4.     MISCELLANEOUS.

      (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.

      (b) This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

      (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.

                                      B-2-2

        IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                            MFI FINANCE CORP. I, as Issuer

                                            By:
                                               ------------------------
                                               Name:
                                               Title:

                                            MICROFINANCIAL INCORPORATED, as
                                            Servicer

                                            By:
                                               ------------------------
                                               Name:
                                               Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Indenture
                                            Trustee

                                            By:
                                               ------------------------
                                               Name:
                                               Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Back-up
                                            Servicer

                                            By:
                                               ------------------------
                                               Name:
                                               Title:

                                      B-2-3

                                                                     EXHIBIT C

                            FORM OF INVESTMENT LETTER

                               MFI FINANCE CORP. I

         $[_______] [___]%CONTRACT-BACKED NOTES, CLASS [_], SERIES [__],
                               DUE [___________]

MFI Finance Corp. I
950 Winter Street, Suite 4100B
Waltham, Massachusetts  02451

Wells Fargo Bank Minnesota, National Association,
  as Indenture Trustee
Sixth Street & Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota  55479

Ladies and Gentlemen:

        Terms used herein and not otherwise defined shall have the meanings given to them in the Amended and Restated Indenture, dated as of September 1, 2001 (the "Indenture"), among MFI Finance Corp. I, as Issuer (the "Issuer"), MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee") and as Back-up Servicer. The undersigned hereby certifies on behalf of the Purchaser named below (the "Purchaser") as follows:

      1. I ______________, am the chief financial officer, a person fulfilling an equivalent function or other executive officer of the Purchaser.

      [2. I am familiar with the provisions of Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act").

           a. The Purchaser is a "qualified institutional buyer," as defined in Rule 144A.

           b. The Purchaser is aware that the Issuer may rely on the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

           c. The Purchaser acknowledges that the Purchaser has (i) received such information regarding the Issuer's [__]% Contract-Backed Notes, Class [_], Series [___], due [______], as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.]

      [2. I am familiar with the provisions of Regulation D under the Securities Act of 1933 (the "1933 Act").

           a. The Purchaser is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) of Regulation D under the 1933 Act.

           b. In the normal course of the Purchaser's business the Purchaser invests in or purchases securities similar to the Series [ ] Notes, has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of its investment in the Series [ ] Notes.

           c. The Purchaser is capable of bearing the economic risks of an investment in the Series [ ] Notes.]

      3.   The Purchaser is acquiring the Series [     ] Notes for its own
account and the account of its affiliated entities for the purpose of investment or resale under Rule 144A or any other exemption from registration available under the 1933 Act and not with a view to the distribution thereof.

      4. The Purchaser understands that it is the expressed intent of the Issuer that the Series [ ] Notes are being issued only in transactions not involving any public offering within the meaning of the 1933 Act and that the Series [ ] Notes will bear a legend substantially as set forth in the form of the Series [ ] Note attached to the Indenture.

      5. The Purchaser has no present intention of selling, negotiating or otherwise disposing of the Series [ ] Notes; provided, however, that it is understood that the disposition of the Purchaser's property shall at all times be and remain within its control and without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Series [ ] Notes in accordance with the Indenture under a registration statement under the 1933 Act, or under an exemption from such registration available under the 1933 Act.

      6. [Each Purchaser of a Class A Note represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by it hereunder:

           a. if such Purchaser is an insurance company, either (i) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account, or (ii) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60, and the amount of reserves and liabilities for the contract(s) held by or on behalf of each employee benefit plan which has an interest in such Purchaser's general account as a contractholder, together with the amount of reserves and liabilities for the general account contracts held by or on behalf of any other such plan maintained by the same employer (or an affiliate thereof) or by the same employee organization, does not exceed 10% of the total reserves and liabilities of such Purchaser's general account plus surplus as determined pursuant to the provisions of Section I(a) of PTE 95-60; or

           b. the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as such Purchaser has disclosed to the Issuer in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund [______________________________]; or

           c. the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Issuer and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Issuer in writing pursuant to this paragraph (c) [_____________________________]; or

           d.     the Source is a governmental plan; or

           e. the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this paragraph (e)[______________________________]; or

           f. the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").(1)

      [Each Purchaser of a Class B Note represents and warrants that it is not using assets of any employee benefit plan, other than a plan exempt from the coverage of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") to acquire such Notes.]

      As used in this Section 6, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

      7.   The Purchaser acknowledges that transfer of a Series [     ] Note may
only be effected in accordance with the Indenture.

-------------
    (1)This subsection (f) is the only option available for Class B Noteholders.

      The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

      Executed at _______________________, this ____________ day of __________ .

---------------------------------------------------------------------------
Purchaser's Name and Title (Print)                  Signature of Purchaser

------------------------------------
Address of Purchaser

------------------------------------
Purchaser's Taxpayer Identification

                                                                   EXHIBIT D

                          FORM OF MFI CERTIFICATE
                    (PURSUANT TO SECTION [4.01/4.02] OF THE INDENTURE)

      Pursuant to the Amended and Restated Indenture, dated as of September 1, 2001 (the "Indenture"), among the undersigned, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and as Back-up Servicer, attached hereto as Schedule I is an [Initial/Amended] Contract Schedule, which includes information regarding Contract Assets that are hereby assigned, transferred and delivered by the Issuer to the Indenture Trustee in accordance with the Indenture (the "Transfer"). Each capitalized term used and not otherwise defined herein shall have the meaning ascribed thereto in the Indenture.

      MFI Finance Corp. I hereby certifies:

1. no Default, Event of Default or Trigger Event exists or shall result from the Transfer;

2.    the Contracts identified on the attached Schedule I are Eligible
      Contracts;

3. after giving effect to such Transfer, the Concentration Limits shall not be exceeded; and

4. all of the terms of the Contract Acquisition Agreement have been satisfied.

                                           MFI FINANCE CORP. I

                                           By:
                                               ------------------------
                                           Name:
                                           Title:

                                                               SCHEDULE I







                     [INITIAL/AMENDED] CONTRACT SCHEDULE

                                                                       EXHIBIT E

                          FORM OF NOTE INSURANCE POLICY

                                    [TO COME]

                                                                     EXHIBIT F

                          FORM OF RELEASE REQUEST

      Pursuant to Section 4.03(e) of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Indenture"), among MFI Finance Corp. I, as Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank of Minnesota, National Association, as Indenture Trustee and as Back-up Servicer, the Servicer hereby requests that the Indenture Trustee temporarily release the contracts listed on Exhibit A attached hereto (the "Released Contracts") for the purpose of servicing such Released Contracts. The Servicer shall return such Released Contracts in accordance with the Indenture. Each capitalized term, used but not otherwise defined herein has the meaning ascribed thereto in the Indenture.

                                              MICROFINANCIAL INCORPORATED

                                              By:
                                                 ------------------------
                                              Name:
                                              Title:

 Acknowledged and agreed to:

 WELLS FARGO BANK MINNESOTA,
 NATIONAL ASSOCIATION

 By:
    ------------------------
 Name:
 Title:

                                    EXHIBIT A

                               RELEASED CONTRACTS

                                                                    EXHIBIT G

                        FORM OF CERTIFICATE OF THE ISSUER
                 (PURSUANT TO SECTION 4.06(A) OF THE INDENTURE)

      Pursuant to Section 4.06(a) of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Indenture"), among MFI Finance Corp. I, as Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank of Minnesota, National Association, as Indenture Trustee and as Back-up Servicer, the Issuer hereby requests the release from the lien of the Indenture of the Contracts and the related Contract Assets listed on the attached Schedule I (the "Released Contracts"). The Issuer hereby certifies to the Indenture Trustee and the Note Insurer the following (each capitalized term, used but not otherwise defined herein has the meaning ascribed thereto in the Indenture):

      A) The amount of $ _________ will be deposited in the Collection Account with respect to the Released Contracts, which amount equals [the Purchase Price of the Released Contracts] [the entire amount of Insurance Proceeds or Recoveries received with respect to such Released Contracts].

                                             MFI FINANCE CORP. I

                                             By:
                                                ---------------------
                                             Name:
                                             Title:

                                                                     EXHIBIT H

                    FORM OF NOTEHOLDER CERTIFICATION
                                       [date]

Wells Fargo Bank Minnesota, National
  Association, as Indenture Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, MN  55479

MFI Finance Corp. I
950 Winter Street, Suite 4100B
Waltham, Massachusetts  02451

Attn: Corporate Trust Services-Asset-Backed Administration
      MFI Finance Corp. I Contract-Backed Notes

      In accordance with Section 12.04 of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Agreement"), by and among MFI Finance Corp. I, as Issuer, MicroFinancial Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer, with respect to the MFI Finance Corp. I Contract-Backed Notes , Class [], Series [] (the "Notes"), the undersigned hereby certifies and agrees as follows:

      1. The undersigned is a beneficial owner of $[] in principal balance of the Notes.

      2. The undersigned is requesting a password pursuant to Section 12.04 of the Agreement for access to certain information (the "Information") on the Indenture Trustee's website.

      3. In consideration of the Indenture Trustee's disclosure to the undersigned of the Information, or the password in connection therewith, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in connection with the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Indenture Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

      4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note pursuant to Section 5 of the Securities Act.

      5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its representatives and shall indemnify the Issuer and its affiliates and the Indenture Trustee for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its representatives.

      6. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereby by its duly authorized officer, as of the day and year written above.






                                            -------------------------
                                            Beneficial Owner


                                            By:
                                               ----------------------
                                            Title:
                                                  -------------------
                                            Company:
                                                    -----------------
                                            Phone:
                                                  -------------------